                                    CENTURA FUND
                                     EXHIBIT 16
                                    TOTAL RETURN
                                   CLASS A SHARES

                                 EQUITY INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF: 4.50%
---------------------------

T = (ERV/P)*1/N - 1

WHERE:  T   = TOTAL RETURN
        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P   = A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N   = NUMBER OF DAYS

EXAMPLE:
 SINCE INCEPTION:       (12/31/90 TO 4/30/97):
                        (2,277.60/1,000*(1/(2313/365))-1)=      13.87%
 ONE YEAR:              (05/01/96 TO 04/30/97):
                        (1,121.50/1,000)-1=                     12.15%
 TWO YEAR:              (05/01/95 TO 04/30/97):
                        (1,392.35/1,000*(1/(730/365))-1)=       18.00%
 THREE YEAR:            (05/01/94 TO 04/30/97):
                        (1,561.24/1,000*(1/(1095/365))-1)=      16.01%
 FIVE YEAR:             (05/01/92 to 04/30/97):
                        (1,851.03/1,000*(1/(1825/365))-1)=      13.11%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF: 4.50%
---------------------------

T = (ERV/P) - 1

WHERE:  T   = TOTAL RETURN
        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P   = A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:
 YEAR TO DATE:          (01/01/97 TO 4/30/97):
                          983.29/1,000)-1=                      -1.67%
 QUARTERLY:             (02/01/97 TO 04/30/97):
                          952.93/1,000)-1=                      -4.71%
 MONTHLY:               (04/01/97 TO 04/30/97):
                          973.63/1,000)-1=                      -2.64%
 SIX MONTH:             (11/01/96 TO 04/30/97):
                          1033.67/1,000)-1=                      3.37%
 SINCE INCEPTION:       (12/31/90 to 04/30/97):
                          2,277.60/1,000)-1=                   127.76%

-------------
* Information following asterisks are exponents.

                                    CENTURA FUNDS
                                     EXHIBIT 16
                                    TOTAL RETURN
                                   CLASS B SHARES

                                 EQUITY INCOME FUND

AVERAGE ANNUAL TOTAL RETURN     YEAR OF
WITH CDSC OF:         5.00%   REDEMPTION   CDSC
---------------------------   ----------   ----
                                FIRST      5.00%
                               SECOND      4.00%
T=(ERV/P)*1/N-1                 THIRD      3.00%
                               FOURTH      2.00%
WHERE:     T =   TOTAL RETURN   FIFTH      1.00%

           ERV = ENDING REDEEMABLE VALUE AT THE END
                 OF THE PERIOD OF A HYPOTHETICAL
                 $1,000 INVESTMENT MADE AT THE
                 BEGINNING OF THE PERIOD.

           P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

           N =   NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:      (12/31/90 TO 04/30/97):
                        (2,272.39 /1000*(1/(2313/365))-1)=   13.83%
  ONE YEAR:             (05/01/96 TO 04/30/97):
                        (1,114.01 /1000*(1/(365/365))-1)=    11.40%
  TWO YEAR:             (05/01/95 TO 04/30/97):
                        (1,396.00 /1000*(1/(730/365))-1)=    18.15%
  THREE YEAR:           (05/01/94 TO 04/30/97):
                        (1,568.11 /1000*(1/(1095/365))-1)=   16.18%
  FIVE YEAR:            (05/01/92 TO 04/30/97):
                        (1,855.72 /1000*(1/(1825/365))-1)=   13.16%

AGGREGATE TOTAL RETURN
WITH CDSC OF:         5.00%
---------------------------

T = (ERV/P)-1

WHERE:    T =   TOTAL RETURN

          ERV = ENDING REDEEMABLE VALUE AT THE END
                OF THE PERIOD OF A HYPOTHETICAL
                $1,000 INVESTMENT MADE AT THE
                BEGINING OF THE PERIOD.

          P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  YEAR TO DATE:         (01/01/97 TO 04/30/97):
                        (976.45/1,000)-1=          -2.35%
  QUARTERLY:            (02/01/97 TO 04/30/97):
                        (947.04/1,000)-1=          -5.30%
  MONTHLY:              (04/01/97 TO 04/30/97):
                        (968.70/1,000)-1=          -3.13%

-------------
* Information following asterisks are exponents.

                                    CENTURA FUND
                                     EXHIBIT 16
                                    TOTAL RETURN
                                   CLASS C SHARES

                                 EQUITY INCOME FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF: 0.00%
---------------------------

T = (ERV/P)*1/N - 1

WHERE:  T   = TOTAL RETURN
        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P   = A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

        N   = NUMBER OF DAYS

EXAMPLE:
 SINCE INCEPTION:       (12/31/90 TO 4/30/97):
                        (2,416.85/1,000*(1/(2313/365))-1)=      14.94%
 ONE YEAR:              (05/01/96 TO 04/30/97):
                        (1,174.08/1,000)-1=                     17.41%
 TWO YEAR:              (05/01/95 TO 04/30/97):
                        (1,492.87/1,000*(1/(730/365))-1)=       20.95%
 THREE YEAR:            (05/01/94 TO 04/30/97):
                        (1,644.31/1,000*(1/(1095/365))-1)=      18.03%
 FIVE YEAR:             (05/01/92 TO 04/30/97):
                        (1,958.28/1,000*(1/(1825/365))-1)=      14.39%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF: 0.00%
---------------------------

T = (ERV/P) - 1

WHERE:  T   = TOTAL RETURN
        ERV = ENDING REDEEMABLE VALUE AT THE END
              OF THE PERIOD OF A HYPOTHETICAL
              $1,000 INVESTMENT MADE AT THE
              BEGINNING OF THE PERIOD.

        P   = A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:
 YEAR TO DATE:          (01/01/97 TO 4/30/97):
                        (1,029.17/1,000)-1=                      2.92%
 QUARTERLY:             (02/01/97 TO 04/30/97):
                        (997.68/1,000)-1=                       -0.23%
 MONTHLY:               (04/01/97 TO 04/30/97):
                        (1,019.24/1,000)-1=                      1.92%
 SIX MONTH:             (11/01/96 TO 04/30/97):
                        (1,082.80/1,000)-1=                      8.28%
 SINCE INCEPTION:       (12/31/90 TO 04/30/97):
                        (2,416.85/1,000)-1=                    141.69%

-------------
* Information following asterisks are exponents.

                          CENTURA FUNDS
                          EXHIBIT 16
                          CLASS A SHARES
                          30-DAY S.E.C. YIELD CALCULATIONS
                          EQUITY INCOME FUND


ACTUAL (WITH WAIVERS)

                                         (a-b)
30-Day S.E.C. Yield Equation  =  2*([(----------- +1)#6] -1) =
                                          (cd)


WHERE   a =   Dividends and interest earned during the period

        b = Expenses accrued for the period (net of waivers and reimbursements)

        c = The average daily number of shares outstanding during the period that were entitled to receive dividends

        d = The offering price (without load) or the maximum redemption price (with load) per share on the last day of the period


WITH 4.50% LOAD

                        (     922.08 -  271.45)
                =  2*([(---------------------- + 1)#6]-1)  =  2.24%
                        (  30,664.61 *   11.42)

WITHOUT LOAD

                        (     922.08 -  271.45)
                =  2*([(---------------------- + 1)#6]-1)  =  2.35%
                        (  30,664.61 *   10.91)



The performance was computed based on the thirty day period ended April 30, 1997.

-------------
# Information following pound signs are exponents.

                          CENTURA FUNDS
                          EXHIBIT 16
                          CLASS B SHARES
                          30-DAY S.E.C. YIELD CALCULATIONS
                          EQUITY INCOME FUND


                                               (a-b)
30-Day S.E.C. Yield Equation     = 2*([(  -------------- +1)#6]-1)  =
                                               (cd)

WHERE  a =   Dividends and interest earned during the period

       b =   Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d = The offering price (without CDSC) per share on the last day of the period


WITHOUT CDSC
                        (    887.98 -  416.13)
                =  2*([(--------------------- + 1)#6]-1) = 2.00%
                        ( 26,164.04 *   10.88)



The performance was computed based on the thirty day period ended April 30, 1997.

-------------
# Information following pound signs are exponents.

                          CENTURA FUNDS
                          EXHIBIT 16
                          CLASS C SHARES
                          30-DAY S.E.C. YIELD CALCULATIONS
                          EQUITY INCOME FUND

ACTUAL (WITH WAIVERS)
                                             (a-b)
30-Day S.E.C. Yield Equation    = 2*([(   ----------- +1)#6)-1) =
                                              (cd)

WHERE  a =   Dividends and interest earned during the period

       b =   Expenses accrued for the period (net of reimbursements)

       c = The average daily number of shares outstanding during the period that were entitled to receive dividends

       d =   The offering price per share on the last day of the period

WITHOUT LOAD
                        (    146,531.44 - 32,049.85 )
                =  2*([( --------------------------- + 1)#6]-1) = 2.61%
                        (  4,853,200.73 *     10.89 )




The performance was computed based on the thirty day period ended April 30, 1997.



-------------
# Information following pound signs are exponents.